                                                                Sub-Item 77Q1(e)

                                AMENDMENT NO. 20

                                       TO

                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of September 15, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

WHEREAS, the parties agree to amend the Agreement to remove the following series portfolios: Invesco Alternative Opportunities Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco International Growth Equity Fund and Invesco Van Kampen Global Bond Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                               EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                               ------------------------------------
Invesco Balanced-Risk Allocation Fund                                  May 29, 2009
Invesco China Fund                                                    March 31, 2006
Invesco Developing Markets Fund                                      September 1, 2001
Invesco Emerging Market Local Currency Debt Fund                       June 14, 2010
Invesco Global Health Care Fund                                      September 1, 2001
Invesco International Total Return Fund                               March 31, 2006
Invesco Japan Fund                                                    March 31, 2006
Invesco LIBOR Alpha Fund                                              March 31, 2006
Invesco Endeavor Fund                                                November 3, 2003
Invesco Global Fund                                                  November 3, 2003
Invesco Small Companies Fund                                         November 3, 2003
Invesco Commodities Strategy Fund                                      June 16, 2010
Invesco Global Advantage Fund                                        February 12, 2010
Invesco Global Dividend Growth Securities Fund                       February 12, 2010

Invesco Health Sciences Fund                                         February 12, 2010
Invesco Pacific Growth Fund                                          February 12, 2010
Invesco Van Kampen Emerging Markets Fund                             February 12, 2010
Invesco Van Kampen Global Equity Allocation Fund                     February 12, 2010
Invesco Van Kampen Global Franchise Fund                             February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund             February 12, 2010
Invesco Van Kampen International Advantage Fund                      February 12, 2010
Invesco Van Kampen International Growth Fund                         February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                          ANNUAL RATE*
----------                                                          ------------
First $250 million ..............................................       0.95%
Next $250 million ...............................................      0.925%
Next $500 million ...............................................       0.90%
Next $1.5 billion ...............................................      0.875%
Next $2.5 billion ...............................................       0.85%
Next $2.5 billion ...............................................      0.825%
Next $2.5 billion ...............................................       0.80%
Over $10 billion ................................................      0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Aim Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Aim Cayman Commodity Fund I Ltd.

                               INVESCO CHINA FUND
                         INVESCO DEVELOPING MARKETS FUND
                               INVESCO JAPAN FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million ..............................................      0.935%
Next $250 million ...............................................       0.91%
Next $500 million ...............................................      0.885%
Next $1.5 billion ...............................................       0.86%
Next $2.5 billion ...............................................      0.835%
Next $2.5 billion ...............................................       0.81%
Next $2.5 billion ...............................................      0.785%
Over $10 billion ................................................       0.76%

                INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million...............................................      0.75%
Next $500 million................................................      0.70%
Next $500 million................................................      0.67%
Over $1.5 billion................................................      0.65%

                         INVESCO GLOBAL HEALTH CARE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $350 million...............................................      0.75%
Next $350 million................................................      0.65%
Next $1.3 billion................................................      0.55%
Next $2 billion..................................................      0.45%
Next $2 billion..................................................      0.40%
Next $2 billion..................................................     0.375%
Over $8 billion..................................................      0.35%

                     INVESCO INTERNATIONAL TOTAL RETURN FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million...............................................      0.65%
Next $250 million................................................      0.59%
Next $500 million................................................     0.565%
Next $1.5 billion................................................      0.54%
Next $2.5 billion................................................     0.515%
Next $5 billion..................................................      0.49%
Over $10 billion.................................................     0.465%

                            INVESCO LIBOR ALPHA FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion.................................................      0.45%
Next $4 billion..................................................     0.425%
Over $5 billion..................................................      0.40%

                              INVESCO ENDEAVOR FUND
                          INVESCO SMALL COMPANIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million...............................................      0.745%
Next $250 million................................................       0.73%
Next $500 million................................................      0.715%
Next $1.5 billion................................................       0.70%
Next $2.5 billion................................................      0.685%
Next $2.5 billion................................................       0.67%
Next $2.5 billion................................................      0.655%
Over $10 billion.................................................       0.64%

                               INVESCO GLOBAL FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million...............................................      0.80%
Next $250 million................................................      0.78%
Next $500 million................................................      0.76%
Next $1.5 billion................................................      0.74%
Next $2.5 billion................................................      0.72%
Next $2.5 billion................................................      0.70%
Next $2.5 billion................................................      0.68%
Over $10 billion.................................................      0.66%


                        INVESCO COMMODITIES STRATEGY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
All Assets.......................................................       0.50%**

** To the extent Invesco Commodities Strategy Fund invests its assets in Invesco Cayman Commodity Fund II Ltd., a direct wholly-owned subsidiary of Invesco Commodities Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Commodities Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund II Ltd.

                          INVESCO GLOBAL ADVANTAGE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1.5 billion...............................................       0.57%
Over $1.5 billion................................................      0.545%

                 INVESCO GLOBAL DIVIDEND GROWTH SECURITIES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion.................................................       0.67%
Next $500 million................................................      0.645%
Next $1 billion..................................................       0.62%
Next $1 billion..................................................      0.595%
Next $1 billion..................................................       0.57%
Over $4.5 billion................................................      0.545%

                          INVESCO HEALTH SCIENCES FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million...............................................       0.92%
Next $500 million................................................       0.87%
Over $1 billion..................................................      0.845%

                  INVESCO VAN KAMPEN INTERNATIONAL GROWTH FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion.................................................      0.75%
Over $1 billion..................................................      0.70%

                           INVESCO PACIFIC GROWTH FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $1 billion.................................................      0.87%
Next $1 billion..................................................      0.82%
Over $2 billion..................................................      0.77%

                    INVESCO VAN KAMPEN EMERGING MARKETS FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million...............................................      1.25%
Next $500 million................................................      1.20%
Next $1.5 billion................................................      1.15%
Over $2.5 billion................................................      1.00%

                INVESCO VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $750 million...............................................      1.00%
Next $500 million................................................      0.95%
Over $1.25 billion...............................................      0.90%

                    INVESCO VAN KAMPEN GLOBAL FRANCHISE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million...............................................      0.80%
Next $500 million................................................      0.75%
Over $1 billion..................................................      0.70%

            INVESCO VAN KAMPEN GLOBAL TACTICAL ASSET ALLOCATION FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $750 million...............................................      0.75%
Next $750 million................................................      0.70%
Over $1.5 billion................................................      0.65%

                 INVESCO VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million...............................................      0.90%
Next $500 million................................................      0.85%
Over $1 billion..................................................      0.80%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                        AIM INVESTMENT FUNDS (INVESCO
                                        INVESTMENT FUNDS)


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)

                                        INVESCO ADVISERS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)